                                                                   EXHIBIT 10.16

                                 FIRST AMENDMENT

       THIS FIRST AMENDMENT dated as of April 14, 2000 (this "Amendment") amends the Amended and Restated Credit Agreement dated as of February 15, 2000 (the "Credit Agreement") among EarthCare Company (the "Company"), various financial institutions (the "Banks") and Bank of America, N.A., as Administrative Agent (in such capacity, the "Administrative Agent"). Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

       WHEREAS, the Company, the Banks and the Administrative Agent have entered into the Credit Agreement; and

       WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as more fully set forth herein;

       NOW, THEREFORE, the parties hereto agree as follows:

       SECTION 1 Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 4, the Credit Agreement shall be amended as follows:

       1.1 Amendment of Certain Definitions. The definitions of "Computation Period," "Leverage Ratio" and "Senior Leverage Ratio" in Section 1.1 of the Credit Agreement shall be amended in their entireties to read as follows:

              Computation Period means each period of four consecutive Fiscal Quarters ending on the last day of a Fiscal Quarter; provided that for all periods ending on or prior to December 31, 2000, "Computation Period" means each of the following periods (a) the period of one Fiscal Quarter ending on June 30, 2000, (b) the period of two consecutive Fiscal Quarters ending on September 30, 2000 and (c) the period of three consecutive Fiscal Quarters ending on December 31, 2000.

              Leverage Ratio means, for any Computation Period, the ratio of (a) the remainder of (i) Adjusted Funded Debt as of the last day of such Computation Period minus (ii) the amount of collateral held by the Agent on the last day of such Computation Period securing the Individual Guaranty provided in accordance with the terms of the Individual Guaranty to (b) EBITDA for such Computation Period; provided that for the Computation Periods ending June 30, 2000, September 30, 2000 and December 31, 2000, EBITDA shall be multiplied by 4, 2 and 1a, respectively.

              Senior Leverage Ratio means, for any Computation Period, the ratio of (a) the remainder of (i) Funded Debt as of the last day of such Computation Period minus Subordinated Debt as of such day minus (ii) the amount of collateral held by the Agent on the last day of such Computation Period securing the Individual Guaranty provided in accordance with the terms of the Individual Guaranty to (b) EBITDA for such

       Computation Period; provided that for the Computation Periods ending June 30, 2000, September 30, 2000 and December 31, 2000, EBITDA shall be multiplied by 4, 2 and 1a, respectively.

       1.2 Deletion of "Covenant Change Date" Definition. The definition of "Covenant Change Date" in Section 1.1 of the Credit Agreement shall be deleted.

       1.3 Consolidated Net Worth. Section 10.6.1 of the Credit Agreement shall be amended in its entirety to read as follows:

              10.6.1 Minimum Consolidated Net Worth. Not permit Consolidated Net Worth at any time to be less than the sum of (a) $22,000,000 plus (b) 75% of the sum of Consolidated Net Income for each Fiscal Quarter, beginning with the Fiscal Quarter ending June 30, 2000 and ending with the most recently-ended Fiscal Quarter for which the Company has delivered financial statements (provided that, if Consolidated Net Income is less than zero for any Fiscal Quarter, for purposes of this Section 10.6.1 Consolidated Net Income will be deemed to be zero for such quarter) plus
       (c) 75% of the Net Cash Proceeds of any equity issued by the Company or any of its Subsidiaries (on a consolidated basis) after March 31, 2000.

       1.4 Minimum Interest Coverage Ratio. Section 10.6.2 of the Credit Agreement shall be amended by deleting the chart therein and inserting the following therefor:


               COMPUTATION                                    INTEREST
              PERIOD ENDING:                               COVERAGE RATIO
              --------------                               --------------
       6/30/00                                               2.00 to 1.0
       9/30/00 through 12/31/00                              2.50 to 1.0
       Thereafter                                            2.75 to 1.0;

       provided that if the Release Date has occurred prior to September 30, 2000, the Company shall not permit the Interest Coverage Ratio for any Computation Period ended after such occurrence to be less than the greater of (x) 2.75 to 1.0 or (y) the percentage otherwise applicable to such Computation Period set forth in the above chart.

       1.5 Maximum Leverage Ratio. Section 10.6.3 of the Credit Agreement shall be amended by deleting the chart therein and inserting the following therefor:


               COMPUTATION                                       LEVERAGE
              PERIOD ENDING:                                       RATIO
              --------------                                     ---------
       6/30/00                                                   4.50 to 1.0
       9/30/00 through 12/31/00                                  4.25 to 1.0
       Thereafter                                                4.00 to 1.0;

       provided that if the Release Date has occurred prior to September 30, 2000, the Company shall not permit the Leverage Ratio for any Computation Period ended after such occurrence to be greater than the lesser of (x)
       4.25 to 1.0 or (y) the ratio otherwise applicable to such Computation Period set forth in the above chart.

       1.6 Maximum Senior Leverage Ratio. Section 10.6.4 of the Credit Agreement shall be amended by deleting the chart therein and inserting the following therefor:


               COMPUTATION                                      SENIOR
              PERIOD ENDING:                                LEVERAGE RATIO
              --------------                                --------------
       6/30/00                                                3.70 to 1.0
       9/30/00 through 12/31/00                               3.25 to 1.0
       Thereafter                                             3.00 to 1.0;

       provided that if the Release Date has occurred prior to September 30, 2000, the Company shall not permit the Senior Leverage Ratio for any Computation Period ended after such occurrence to be greater than the lesser of (x) 3.25 to 1.0 or (y) the ratio otherwise applicable to such Computation Period set forth in the above chart.

       1.7 Maximum Debt to Capitalization Ratio. Section 10.6.5 of the Credit Agreement shall be amended by deleting the chart therein and inserting the following therefor:


                                                                 DEBT TO
                                                              CAPITALIZATION
                  PERIOD:                                       PERCENTAGE
                  -------                                     --------------
       12/31/99 through 6/30/00                                     65%
       7/1/00 through 12/31/00                                      60%
       1/1/01 and thereafter                                        55%;

       provided that if the Release Date has occurred prior to December 31, 2000, the Company shall not permit the ratio of (a) Adjusted Funded Debt to (b) the sum of Funded Debt plus Consolidated Net Worth after such occurrence to be greater than the lesser of (x) 55% or (y) the percentage otherwise applicable to such period set forth in the above chart.

       1.8 Minimum EBITDA. The following Section 10.6.7 shall be added to the Credit Agreement:

              10.6.7 Minimum EBITDA. Not permit EBITDA for any month during the year 2000 to be less than $1,000,000.

       SECTION 2 Waiver. Subject to the satisfaction of the conditions precedent set forth in Section 4, the Required Banks hereby (i) waive the Company's non-compliance with Sections

10.6.1, 10.6.2, 10.6.3, 10.6.4, 10.6.5 and 10.6.6 of the Credit Agreement for
all periods ended on or prior to December 31, 1999 and (ii) agrees that no Event of Default shall exist under Section 10.1.1 and 10.1.4 of the Credit Agreement with respect to late delivery of the financial statements and certificate referred to in such Sections for the Company's Fiscal Year ended December 31, 1999 provided such financial statements are delivered to the Administrative Agent on or prior to April 14, 2000.

       SECTION 3 Representations and Warranties. The Company represents and warrants to the Administrative Agent and the Banks that, after giving effect to the effectiveness hereof, (a) each warranty set forth in Section 9 (excluding Sections 9.6 and 9.8) of the Credit Agreement is true and correct as of the date of the execution and delivery of this Amendment by the Company, with the same effect as if made on such date and (b) no Event of Default or Unmatured Event of Default exists.

       SECTION 4 Effectiveness. The amendments set forth in Section 1 above and the waiver set forth in Section 2 above shall become effective when the Administrative Agent shall have received (a) counterparts of this Amendment executed by the Company and the Required Banks, (b) a Confirmation, substantially in the form of Exhibit A, signed by the Company and each Subsidiary, (c) an amendment to the Individual Guaranty, substantially in the form of Exhibit B, signed by Donald F. Moorehead, Jr. and Raymond M. Cash and
(d) a Stock Purchase Warrant, substantially in the form of Exhibit C, signed by the Company, for each Lender representing the right to purchase such Lender's Percentage of 10,000 shares of common stock, par value $.01, of the Company.

       SECTION 5 Miscellaneous.

       5.1 Continuing Effectiveness, etc. As herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the effectiveness of this Amendment, all references in the Credit Agreement and the other Loan Documents to "Credit Agreement" or similar terms shall refer to the Credit Agreement as amended hereby.

       5.2 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

       5.3 Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such state.

       5.4 Successors and Assigns. This Amendment shall be binding upon the Company, the Banks and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Banks and the Administrative Agent and the respective successors and assigns of the Banks and the Administrative Agent.

Delivered at Chicago, Illinois, as of the day and year first above written.

                                        EARTHCARE COMPANY

                                        By
                                          --------------------------------------
                                          Title
                                               ---------------------------------

                                        BANK OF AMERICA, N.A., as Administrative
                                        Agent

                                        By
                                          --------------------------------------
                                          Title
                                               ---------------------------------

                                        BANK OF AMERICA, N.A., as Issuing Bank
                                        and as a Bank

                                        By
                                          --------------------------------------
                                          Title
                                               ---------------------------------

                                        BANKBOSTON, N.A., as Syndication Agent
                                        and as a Bank

                                        By
                                          --------------------------------------
                                          Title
                                               ---------------------------------

                                                                       Exhibit A

                                  CONFIRMATION

                           Dated as of April 14, 2000

To: Bank of America, N.A., individually and as Administrative Agent, and the other financial institutions party to the Credit Agreement referred to below

       Please refer to: (a) the Amended and Restated Credit Agreement dated as of February 15, 2000 (the "Credit Agreement") among EarthCare Company, various financial institutions (the "Banks") and Bank of America, N.A., as Administrative Agent (the "Administrative Agent"); (b) the other "Loan Documents" (as defined in the Credit Agreement), including the Subsidiary Guaranty and the Security Agreement; and (c) the First Amendment dated as of April 14, 2000 to the Credit Agreement (the "First Amendment").

       Each of the undersigned hereby confirms to the Administrative Agent and the Banks that, after giving effect to the First Amendment and the transactions contemplated thereby, each Loan Document to which such undersigned is a party continues in full force and effect and is the legal, valid and binding obligation of such undersigned, enforceable against such undersigned in accordance with its terms.

                                     EARTHCARE COMPANY

                                     By:
                                        ------------------------------
                                     Name Printed:
                                                  --------------------
                                     Title:
                                           ---------------------------

                                     BONE DRY ENTERPRISES, INC.

                                     By:
                                        ------------------------------
                                     Name Printed:
                                                  --------------------
                                     Title:
                                           ---------------------------


                                     EARTHCARE COMPANY OF FLORIDA

                                     By:
                                        ------------------------------
                                     Name Printed:
                                                  --------------------
                                     Title:
                                           ---------------------------

                                     EARTHCARE COMPANY OF PENNSYLVANIA

                                     By:
                                        ------------------------------
                                     Name Printed:
                                                  --------------------
                                     Title:
                                           ---------------------------


                                     EARTHCARE COMPANY OF NEW YORK

                                     By:
                                        ------------------------------
                                     Name Printed:
                                                  --------------------
                                     Title:
                                           ---------------------------


                                     REIFSNEIDER TRANSPORTATION, INC.

                                     By:
                                        ------------------------------
                                     Name Printed:
                                                  --------------------
                                     Title:
                                           ---------------------------

                                     BREHMS CESSPOOL SERVICE, INC.

                                     By:
                                        ------------------------------
                                     Name Printed:
                                                  --------------------
                                     Title:
                                           ---------------------------


                                     EC ACQUISITIONS, INC.

                                     By:
                                        ------------------------------
                                     Name Printed:
                                                  --------------------
                                     Title:
                                           ---------------------------

                                     SUB-SURFACE LIQUID INJECTION COMPANY, INC.

                                     By:
                                        ------------------------------
                                     Name Printed:
                                                  --------------------
                                     Title:
                                           ---------------------------


                                     MAGNUM ENVIRONMENTAL SERVICES, INC.

                                     By:
                                        ------------------------------
                                     Name Printed:
                                                  --------------------
                                     Title:
                                           ---------------------------


                                     MAGNUM WORLD ENTERPRISES, INC.

                                     By:
                                        ------------------------------
                                     Name Printed:
                                                  --------------------
                                     Title:
                                           ---------------------------


                                     MAGNUM PROPERTY DEVELOPMENT
                                     CORPORATION

                                     By:
                                        ------------------------------
                                     Name Printed:
                                                  --------------------
                                     Title:
                                           ---------------------------


                                     EARTHCARE COMPANY OF TEXAS

                                     By:
                                        ------------------------------
                                     Name Printed:
                                                  --------------------
                                     Title:
                                           ---------------------------

                                     HULSEY ENVIRONMENTAL SERVICES, INC.

                                     By:
                                        ------------------------------
                                     Name Printed:
                                                  --------------------
                                     Title:
                                           ---------------------------


                                     JOHN HULSEY PLUMBING, HEATING & COOLING,
                                     INC.

                                     By:
                                        ------------------------------
                                     Name Printed:
                                                  --------------------
                                     Title:
                                           ---------------------------


                                     ALL COUNTY RESOURCE MANAGEMENT CORP.

                                     By:
                                        ------------------------------
                                     Name Printed:
                                                  --------------------
                                     Title:
                                           ---------------------------


                                     INTERNATIONAL PETROLEUM CORPORATION
                                     INTERNATIONAL PETROLEUM CORPORATION OF
                                        LA
                                     INTERNATIONAL PETROLEUM CORP. OF
                                        MARYLAND
                                     INTERNATIONAL PETROLEUM CORP. OF
                                        DELAWARE
                                     INTERNATIONAL PETROLEUM OF GEORGIA
                                     INTERNATIONAL PETROLEUM CORP. OF
                                        LAFAYETTE
                                     INTERNATIONAL PETROLEUM CORPORATION OF
                                        PENNSYLVANIA
                                     INTERNATIONAL ENVIRONMENTAL SERVICES,
                                        INC.

                                     By:
                                        ------------------------------
                                     Name Printed:
                                                  --------------------
                                     Title:
                                           ---------------------------